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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

      SUPPLEMENT DATED FEBRUARY 11, 2008 TO PROSPECTUSES DATED MAY 1, 2007

This Supplement is intended to supplement annuity prospectuses dated May 1, 2007 for WEALTHMARK VARIABLE ANNUITY AND WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the "Contracts"). We call each of these prospectuses an "Annuity Prospectus."

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You should read this Supplement together with the Annuity Prospectus for the
Contract you purchased and the Funds' prospectus, and retain all documents for future reference. If you would like another copy of either prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.
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This Supplement describes (1) a change to the subadviser of the underlying
International Value Trust that corresponds to the Variable Investment Option described in the Annuity Prospectuses and (2) a proposal to merge the Quantitative Mid Cap Trust into the Mid Cap Index Trust.

AMENDMENT OF SUBADVISORY AGREEMENT FOR INTERNATIONAL VALUE TRUST

At a meeting held on December 13-14, 2007, the Board of Trustees approved the sub-subadvisory agreement between Templeton Investment Counsel, LLC and Templeton Global Advisors Limited ("Templeton") appointing Templeton as a sub-subadviser to the International Value Trust. The portfolio managers responsible for the day-to-day management of the Fund remain the same. As a result, the selected disclosure in the section entitled "The Funds" is amended to list the new sub-subadviser as follows:

                               JOHN HANCOCK TRUST
  We show the Fund's manager (i.e., subadviser) in bold above the name of the Fund and we list the Funds alphabetically by subadviser.

   The Funds available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (See Optional Benefits).

TEMPLETON GLOBAL ADVISORS LIMITED
International Value Trust  Seeks long-term growth of capital. To do this, the Fund invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets, and generally up to 25% of its total assets in debt securities of companies and governments located anywhere in the world.

                           The Fund is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

PROPOSED MERGER OF QUANTITATIVE MID CAP TRUST INTO MID CAP INDEX TRUST

At a meeting held on December 13-14, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Quantitative Mid Cap Trust will be merged into the Mid Cap Index Trust. The Plan requires the approval of the shareholders of the Quantitative Mid Cap Trust, and a shareholders meeting to approve the Plan has been scheduled for April 14, 2008. If the Plan is approved by shareholders, it is expected that the merger will take place immediately after the close of business on April 25, 2008.

You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. YOU CAN OBTAIN A COPY OF THE FUND'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE OFFICE AT 1-800-344-1029 OR IN NEW YORK STATE AT 1-800-551-2078. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                                                     333-70728      033-79112
                                                     333-70730      333-83558
                                                     333-70850